Exhibit 10.13

THIRD AMENDMENT
TO
REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of February 1, 2019 (the “Effective Date”), by and among OWL ROCK CAPITAL CORPORATION, a Maryland corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent (in such capacity, “Administrative Agent”), as Letter of Credit Issuer and a Lender, and the other Lenders party hereto.

WHEREAS, Borrower, Administrative Agent and the lenders party thereto (“Lenders”) are party to that certain Revolving Credit Agreement dated as of August 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested to amend the Credit Agreement to amend certain terms; and

WHEREAS, Borrower, Administrative Agent, and Lenders party hereto have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration the parties hereto agree as follows:

1.Definitions.  Capitalized terms not otherwise defined herein shall have the respective meanings assigned in the Credit Agreement.

2.Amendment to Credit Agreement.  On and as of the Effective Date, the Credit Agreement shall be amended as follows:

(a)Section 1.01 of the Credit Agreement shall be amended to insert the following definitions in appropriate alphabetical order to read in its entirety as follows:

“Borrower NAV” means the total balance sheet assets of the Borrower minus the total balance sheet liabilities of the Borrower.

“HNW-A Designated Investor” means each an Investor identified as such in the Third Amendment Designation Side Letter.

“HNW-B Designated Investor” means each an Investor identified as such in the Third Amendment Designation Side Letter.

“Investor E” means an Investor identified as such in the Third Amendment Designation Side Letter.

“Investor F” means an Investor identified as such in the Third Amendment Designation Side Letter.

“Third Amendment Designation Side Letter” means that certain side letter, dated February 1, 2019, among the Borrowers and the Administrative Agent, relating to the designation of certain confidential Investors, as it may be amended, supplemented or otherwise modified from time to time.

(b)The definition of “Concentration Limit” in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Concentration Limit” means the limits on the aggregate amount of an Unused Capital Commitment set forth below, calculated for each Investor classification (or for an individual Investor as specified below) as a percentage of the aggregate Unused Capital Commitments of all Included Investors and Designated Investors:

Investor Classification	Individual Concentration Limit	Aggregate Concentration Limit
Rated Included Investors:
AA‑/Aa3 or higher	15%	n.a.
A+/A1	10%	n.a.
A-/A3 to A/A2	7%	n.a.
BBB/Baa2 to BBB+/Baa1	5%	n.a.
Investor C (a Rated Investor)	20%	n.a.

Non-Rated Included Investors	5% - 15%	n.a.
Investor B (a Non-Rated Investor)	20%	n.a.
Investor E	7%	n.a
Investor F	7%	n.a

Designated Investors	5% (other than Investor A, each HNW-A Designated Investor and each HNW-B Designated Investor)	50% (includes all Designated Investors)
Investor A (aggregated) (a Designated Investor)	10%	n.a.
HNW-A Designated Investors	1%	5%
HNW-B Designated Investors	1%	20%

provided, that, for purposes of calculating the above Concentration Limits for any Investor, each Investor and its investing affiliates shall be treated as a single Investor.  All of the Lenders may approve higher individual limits for Included Investors on a case-by-case basis in their sole discretion.

The Rating for each Investor will be the lower of any Rating of such Investor.  If such Investor has only one Rating, that Rating shall apply.  For any Investor that is an unrated subsidiary of a rated parent, acceptable Credit Link Documents from the Rated parent entity will be required in order to apply the Concentration Limit based on the Ratings of the parent.

(c)A new Clause (u) is added to the definition of “Exclusion Event” in Section 1.1 of the Credit Agreement to read as follows:

“(u)with respect to Investor E, Investor F, the HNW-A Designated Investors and the HNW-B Designated Investors only, the Borrower NAV as of the end of any fiscal quarter of the Borrower does not equal or exceed $1,500,000,000 at any time, provided, that, following such time as the Borrower subsequently delivers a Compliance Certificate evidencing that the Borrower NAV equals or exceeds $1,500,000,000, and so long as no other Exclusion Event has occurred with respect to such Investors, such Investors shall be restored as Included Investors or Designated Investors, as applicable;

(d)The definition of “Specified Excluded Investors” in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Specified Designated Investors” means each HNW-A Designated Investor and HNW-B Designated Investor with a Capital Commitment of Fifty Million ($50,000,000) or less.

(e)Section 8.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(b) Compliance Certificate.  As soon as available, but no later than the date any financial statement is due pursuant to Section 8.1(a), a compliance certificate substantially in the form of Exhibit L (the “Compliance Certificate”), certified by a Responsible Officer of the Borrowers to be true and correct in all material respects, (i) stating whether any Event of Default or, to the Responsible Officer’s knowledge, any Potential Default exists and is continuing; (ii) stating, to the Responsible Officer’s knowledge, whether the Borrowers are in compliance with the Debt Limitations and Borrower NAV requirement contained in Section 9.9 and containing the calculations evidencing such compliance; (iii) stating, to the Responsible Officer’s knowledge, that no Exclusion Event has occurred with respect to any Included Investor or Designated Investor (that has not previously been disclosed to the Administrative Agent in writing); (iv) reporting the most recently determined Per Share NAV with respect to the Common Shares of each Borrower; (v) setting forth the aggregate Unused Capital Commitments of the Investors and, separately, the aggregate Unused Capital Commitments of the Included Investors and Designated Investors and the calculations for the Available Commitment as of the date of delivery of such Compliance Certificate; (vi) reporting all Transfers of any Investor’s Subscribed Interest that occurred within the prior fiscal quarter; and (vii) setting forth all Transfers of an Investor’s Subscribed Interest for which the Borrower did not comply with the Prior Notice Requirement and calculating the aggregate amount of such Transfers as a percentage of the total aggregate Capital Commitments of Investors in the Borrower.”

(f)Section 8.1(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(c)Drawdowns.  (i) Within three (3) Business Days after the issuance of each Drawdown Notice, the Borrowers shall notify the Administrative Agent of the making of such Drawdown and shall provide information as to the timing and amount of such Drawdown to the extent available along with a copy of the Drawdown Notice form delivered to the Investors, together with a schedule of amounts called from each Investor, provided that upon the request of the Administrative Agent, Borrowers shall deliver copies of the actual Drawdown Notices to the Administrative Agent; and (ii) a report of all Investors failing to fund their Capital Contributions, delivered every ten (10) Business Days beginning (A) with respect to Specified Designated Investors, on the thirtieth (30th) calendar day following the date when such Capital Contributions are initially due pursuant to the related Drawdown (for purposes of this clause (ii), the “Due Date”) and (B) with respect to any other Investor, on the eleventh (11th) Business Day following the Due Date, and, in each case, ending once all Investors have funded their Capital Contributions.”

(g)Section 9.9 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“9.9Limitation on Indebtedness

.  No Borrower shall incur Indebtedness which does not fully comply with the requirements and limitations set forth in the Constituent Documents.  Each Borrower shall maintain a Borrower NAV equal to or greater than five hundred million dollars ($500,000,000) as of the end of each fiscal quarter of the Borrower.”

(h)Section 10.1(l) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(l)Investors having Capital Commitments aggregating fifteen percent (15%) or greater of the total Capital Commitments of Investors in the Borrowers shall default in their obligation to fund any Drawdowns (on a cumulative basis) when due and (i) with respect to any Investor other than a Specified Designated Investor, such failure is not cured within ten (10) Business Days, and (ii) with respect to any Specified Designated Investor, such failure is not cured within thirty (30) calendar days;”

(i)Exhibit L of the Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety to read as set forth on Exhibit L (Form of Compliance Certificate) attached hereto.

3.REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants that:

(a)Representations and Warranties in Credit Agreement.  The representations and warranties set forth in Section 7 of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date.

(b)No Event of Default.  No Event of Default or Potential Default has occurred and is continuing on the date hereof.

(c)No Amendments.  There has been no amendment to the Borrower’s Charter and Bylaws, Investment Advisory Agreement, Administration Agreement, Memorandum and the form of Subscription Agreement attached to the Credit Agreement as Exhibit P since the latest delivery thereof to Administrative Agent on August 1, 2016.

4.EFFECTIVENESS.  The effectiveness of this Amendment is subject to Administrative Agent’s receipt of:

(a)this Amendment duly executed and delivered by Borrower, Administrative Agent, and the Lenders;

(b)the Third Amendment Investor Designation Letter duly executed and delivered by Borrower and Adminsitrative Agent; and

(c)a Borrowing Base Certificate dated as of the date hereof, which constitutes an updated Exhibit A to the Credit Agreement.

5.MISCELLANEOUS.

(a)No Other Amendments.  Except as expressly amended herein, the terms of the Credit Agreement shall remain in full force and effect.

(b)Limitation on Agreements.  The amendments set forth herein are limited precisely as written and shall not be deemed: (a) to be a consent under or waiver of any other term or condition in the Credit Agreement; or (b) to prejudice any right or rights which Administrative Agent or any Lender of Letter of Credit Issuer now has or may have in the future under, or in connection with, the Credit Agreement, as amended hereby, any Letter of Credit or any of the other documents referred to herein or therein.  From and after the date hereof, all references in the Credit Agreement to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

(c)Ratification.  Borrower hereby ratifies, confirms and agrees that, following the effectiveness of this Amendment: (i) the Credit Agreement, as amended hereby, the Notes, and the other Loan Documents shall remain in full force and effect; and (ii) all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations.

(d)Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

(e)Multiple Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as manual delivery of an executed original signature page to this Amendment.

Remainder of Page Intentionally Left Blank.
Signature Pages Follow.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWER:

OWL ROCK CAPITAL CORPORATION

By:
Name: Alan Kirshenbaum

Title: Chief Financial Officer

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Third Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Letter of Credit Issuer and a Lender

By:	Name: Title:

Signature Page to

Third Amendment to Revolving Credit Agreement

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	Name: Title:

Signature Page to

Third Amendment to Revolving Credit Agreement

CAPITAL ONE, N.A., as a Lender

By:	Name: Title:

Signature Page to

Third Amendment to Revolving Credit Agreement

CITY NATIONAL BANK, as a Lender

By:	Name: Title:

Signature Page to

Third Amendment to Revolving Credit Agreement

ING CAPITAL LLC, as a Lender

By:	Name: Title:

By:	Name: Title:

Signature Page to

Third Amendment to Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	Name: Title:

Signature Page to

Third Amendment to Revolving Credit Agreement

ZB, N.A. dba CALIFORNIA BANK & TRUST, as a Lender

By:	Name: Title:

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Third Amendment to Revolving Credit Agreement

COMERICA BANK, as a Lender

By:	Name: Title:

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Third Amendment to Revolving Credit Agreement

Exhibit 10.13

EXHIBIT L
FORM OF COMPLIANCE CERTIFICATE

[●] , 20__

Wells Fargo Bank, National Association
1525 W WT Harris Blvd.
Charlotte, NC 28262
Mail Code: D1109-019
Attention:  Syndication/Agency Services
Telephone:
Facsimile:
Email:

1.RE:That certain Revolving Credit Agreement dated as of August 1, 2016 by and among, inter alios, Owl Rock Capital Corporation, a Maryland corporation, as the Initial Borrower (together with the other borrowers from time to time party thereto, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, Letter of Credit Issuer and a Lender and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:

In connection with Section 8.1(b) of the Credit Agreement, the undersigned certifies, in his/her capacity as a Responsible Officer of the Borrower(s), and not in his/her individual capacity, on the date hereof that:

(a)attached as Schedule I are the [annual audited][quarterly unaudited] financial reports required by Section 8.1(a) of the Credit Agreement as of the [fiscal quarter][fiscal year] ended [____, 20__];

(b)no Event of Default or, to my knowledge, Potential Default exists and is continuing;

(c)to my knowledge, the Borrowers are in compliance with the Debt Limitations and the Borrower NAV requirement contained in Section 9.9 of the Credit Agreement, in each case as evidenced by the calculations contained in Schedule II;

(d)to my knowledge, no Exclusion Event has occurred with respect to any Included Investor or Designated Investor (that has not previously been disclosed to the Administrative Agent in writing), except as set forth on Schedule III;

(e)the financial statements delivered pursuant to Section 8.1(a)(i) or (ii) of the Credit Agreement fairly present, in all material respects, the financial condition and results of operations of the Borrower on a consolidated basis and were prepared in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes;

(f)attached as Schedule IV is an updated Borrowing Base Certificate, which constitutes an updated Exhibit A to the Credit Agreement, current as of the last day of the preceding quarter and which sets forth (i) the aggregate Unused Capital Commitments of the Investors and, separately, the aggregate Unused Capital Commitments of the Included Investors and the other Designated Investors and (ii) the calculations for the Available Commitment as of the date hereof (subject to any Transfers of an Investor’s Subscribed Interest not yet reported, as permitted by Section 9.5);

(g)attached as Schedule V is the most recently determined Per Share NAV with respect to the Common Shares of each Borrower and the date of such determination;

(h)attached as Schedule VI is a schedule setting forth each Transfer of an Investor’s Subscribed Interest that occurred during the prior fiscal quarter; and

(i)attached as Schedule VII is a schedule setting forth each Transfer of an Investor’s Subscribed Interest for which the Borrowers did not compy with the Prior Notice Requirement and calculating the aggregate amount of such Transfers as a percentage of the total aggregate Capital Commitments of Investors in the Borrowers.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The undersigned hereby certifies, in his or her capacity as a Responsible Officer of [the] [each] Borrower and not in his or her individual capacity, each and every matter contained herein (including in the Schedules) to be true and correct in all material respects as of the date first written above.

__________________________________________
Name:
Title:

SCHEDULE I TO COMPLIANCE CERTIFICATE
FINANCIAL REPORTS

SCHEDULE II TO COMPLIANCE CERTIFICATE
CALCULATION OF DEBT LIMITATIONS AND BORROWER NAV

SCHEDULE III TO COMPLIANCE CERTIFICATE
NATURE OF EXCLUSION EVENTS

SCHEDULE IV TO COMPLIANCE CERTIFICATE
UPDATED BORROWING BASE CERTIFICATE

SCHEDULE V TO COMPLIANCE CERTIFICATE
PER SHARE NAV DETERMINATION

SCHEDULE VI TO COMPLIANCE CERTIFICATE
INVESTOR TRANSFERS DURING THE PRIOR FISCAL QUARTER

SCHEDULE VII TO COMPLIANCE CERTIFICATE
INVESTOR TRANSFERS FOR WHICH THE BORROWERs DID NOT PROVIDE FIVE BUSINESS DAY PRIOR NOTICE AND THE PERCENTAGE OF SUCH TRANSFERS OF THE TOTAL CAPITAL COMMITMENTS OF INVESTORS IN THE BORROWERS